Exhibit 99.1

Global System Dynamics, Inc. Announces Sponsor Funding of Initial Three-Month Extension to Complete its Initial Business Combination

Houston, TX, November 3, 2022 — Global System Dynamics, Inc. (Nasdaq: GSD) (“GSD” or the “Company”) today announced that its sponsor, DarkPulse, Inc. (the “Sponsor”), has deposited an aggregate of $1,150,000 (representing approximately an additional $0.11 per public share) into the Company’s trust account for the benefit of its valued public stockholders. This additional contribution enables the Company to extend the date by which the Company has to complete its initial business combination for an initial three-month extension from November 9, 2022 to February 9, 2023. Such contribution effectively increases the pro rata portion of the funds available in the Company’s trust account in the event of the consummation of an initial business combination, liquidation, or other redemption event, by $0.11 per share.

Rick Iler, CFO of GSD, stated, “We are very excited to report that our Sponsor has contributed $1,150,000 in additional funds to the trust fund for the benefit of the stockholders of Global System Dynamics. These funds provide not only for an initial three-month extension which gives us additional time to advance our business combination efforts but also means that there are more funds, close to $1,150,000 (prior to any redemptions) in the SPAC’s trust alone, which could be utilized to fund the expansion and development plans of GSD’s business combination target if such business combination is consummated.

Mr. Iler added, “Today’s Sponsor contribution has increased the per share redemption price in connection with the Extension Amendment by an additional $0.11 per share.

Today’s Sponsor contribution was funded as a non-interest bearing loan that will either be paid upon earlier of consummation of an initial business combination or the company’s liquidation, or, at the lender’s discretion and subject to certain conditions, converted upon consummation of the initial business combination into additional into units, at a price of $10.00 per unit, identical to the units issued in the Company’s private placement that was consummated in connection with the Company’s initial public offering.

About Global System Dynamics, Inc.

GSD is a newly organized blank check company incorporated in January 2021 as a Delaware corporation formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. GSD has not selected any specific business combination target, and it has not, nor has anyone on its behalf, initiated any substantive discussions, directly or indirectly, with any business combination target.

While GSD may pursue an acquisition opportunity in any business, industry, sector or geographical location, it intends to focus on industries that complement its management team’s background, and to capitalize on the ability of its management team to identify and acquire a business where its management team has extensive experience.

For more information, visit www.gsd.xyz

Safe Harbor Statement

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate" or other comparable terms. All statements other than statements of historical facts included in this news release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to successfully market our products and services; the acceptance of our products and services by customers; our continued ability to pay operating costs and ability to meet demand for our products and services; the amount and nature of competition from other security and telecom products and services; the effects of changes in the cybersecurity and telecom markets; our ability to successfully develop new products and services; our success establishing and maintaining collaborative, strategic alliance agreements, licensing and supplier arrangements; our ability to comply with applicable regulations; and the other risks and uncertainties described in our prior filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Contact

Global System Dynamics, Inc.

(703) 287-5800

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